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                                                                    EXHIBIT 10.1

                          BANYAN SYSTEMS INCORPORATED

                          SECOND AMENDED AND RESTATED
                        1984 INCENTIVE STOCK OPTION PLAN

                         Effective as of June 23, 1992
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     1.   Purpose.  The purpose of this Plan is to advance the interests of
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Banyan Systems Incorporated (the "Company") by strengthening the ability of the
Company to attract, retain and motivate key employees by providing them with an opportunity to purchase stock of the Company or otherwise share in the appreciation of such stock. It is intended that this purpose will be effected by the granting of "incentive stock options" ("options") as described in Section 422 of the Internal Revenue Code of 1986, as it may be amended (the "Code").

     2.   Effective Date.  This Plan originally became effective on September 5,
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1984, the date it was adopted by the Board of Directors of the Company.  The further amendments to the Plan made by this second amendment and restatement are effective as of June 23, 1992. Notwithstanding any other provision contained herein, no further grants of options under this Plan shall be made after June 23, 1992.

     3.   Stock Subject to the Plan.  The shares with respect to which options
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may be granted under this Plan shall not exceed in the aggregate 5,113,841 shares of the $.0l par value, Common Stock of the Company (the "Shares"); provided however, that said maximum number shall be reduced by the number of any shares of Common Stock of the Company which are made subject to options (and which have not subsequently expired prior to exercise or have not been exercised and repurchased by the Company) pursuant to the Banyan Systems Incorporated 1984 Non-Qualified Common Stock Option Plan; provided further, however, that the

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number of shares subject to options issued hereunder from time to time shall not exceed the sum of the number of shares of the Company's Common Stock which are authorized but unissued, and the number of shares of the Company's Common Stock held in its treasury. Any Shares subject to an option which for any reason expires or is terminated unexercised as to such Shares may again be the subject of an option under the Plan. In addition, any shares purchased by an optionee upon exercise of an option which are subsequently repurchased by the Company pursuant to the terms of such option may again be the subject of an option under the Plan. The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

     4.   Administration.  This Plan shall be administered by the Board of
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Directors of the Company or, to the extent delegated by the Board of Directors, a compensation or stock option committee. Subject to the provisions of this Plan, the Board of Directors or such a committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulation for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionees and all other persons.

     5.   Eligible Employees.  Stock options may be granted to such key
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employees of the Company or of any of its present or future subsidiaries, including members of the Board of Directors who are also employees of the Company or any of its subsidiaries as are selected by the Board of Directors of the Company (or a

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 committee to which it has delegated such authority).

     6.   Duration of the Plan.  This Plan shall terminate ten (10) years from
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the original effective date hereof, unless terminated earlier pursuant to paragraph 12 hereafter, and no options may be granted thereafter.

     7.   Restrictions on Options.  Options granted under this Plan shall be
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subject to the following restrictions:

          (a) Limitation on Number of Shares.  Prior to January 1, 1987, the
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aggregate fair market value, determined as of the date the option is granted, of the Shares for which an employee may be granted incentive stock options in any calendar year shall not exceed $100,000 plus any "unused limit carryovers," as that term is defined under Section 422A(c)(4) of the Code (as in effect immediately prior to its amendment by the Tax Reform Act of 1986). After January 1, 1987, the aggregate fair market value, determined as of the date the option is granted, of the Shares which may be granted as incentive stock options to any employee and which become exercisable in any calendar year shall not exceed $100,000. in the event that such employee is eligible to participate in any other incentive stock option plans of the Company or its parent or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitations shall apply to the aggregate number of Shares for which options may be granted or exercised under all such plans.

          (b) 10% Shareholder.  If any employee to whom an incentive stock
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option is granted pursuant to the provisions of the Plan is on the date of grant the

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owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or its present and future subsidiaries then the following special provisions shall be applicable to the incentive stock option granted to such individual:

    (i) The option price per Share subject to such option shall not be less than 110% of the fair market value of one Share on the date of grant; and

    (ii) The incentive stock option shall not have a term in excess of five (5) years from the date of grant.

    (c)   Effect of Other Outstanding Options.  No incentive stock option
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granted hereunder before January 1, 1987 shall be exercisable by any optionee while there is "outstanding," within the meaning of Section 422A(c)(7) of the Code (as in effect immediately prior to its amendment by the Tax Reform Act of 1986), any incentive stock option which was granted to the optionee before the granting of the option under this Plan and which permits the optionee to purchase stock in (i) the Company, (ii) a corporation which (at the time of the granting of the option under this Plan) is a parent or subsidiary of the Company, or (iii) a predecessor corporation of any of such corporations.

     8.   Terms and Conditions of Options.  Options granted under this Plan
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shall be evidenced by stock option agreements in such form and  containing such terms and conditions as the Board of Directors of the Company (or a committee to which it has delegated such authority) shall determine; provided, however, that such agreements shall evidence among their terms and conditions the following:

          (a) Price.  Subject to the condition of subsection (b) of Paragraph 7,
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if

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applicable, the purchase price per Share payable upon the exercise of each option granted hereunder shall be determined by the Board of Directors of the Company (or a committee to which it has delegated such authority) at the time the option is granted and shall not be less than 100% of the fair market value of one Share on the date of the grant.

          (b) Number of Shares.  Each option agreement shall specify the number
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of Shares to which it pertains.

          (c) Exercise of Options.  Each option shall be exercisable for the
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full amount or for any part thereof and at such intervals or in such installments as the Board of Directors of the Company (or a committee to which it has delegated such authority) may determine at the time it grants such option; provided, however, that no option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such option.

          (d) Notice of Exercise and Payment.  An option shall be exercisable
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only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Board of Directors of the Company (or a committee to which it has delegated such authority) to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If said Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the Shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be

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made either by (i) cash, (ii) cashier's or certified check, (iii) if permitted by the Board of Directors of the Company (or a committee to which it has delegated such authority), by delivery and assignment to the Company of shares of Company stock having a fair market value (as determined by the Board of Directors of the Company (or a committee to which it has delegated such authority)) equal to the exercise price, (iv) if permitted by the Board of Directors of the Company (or a committee to which it has delegated such authority), by promissory note, (v) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (vi) by a combination of (i), (ii), (iii), (iv) or (v).

          (e) Non-Transferability.  No option shall be transferable by the
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optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during his lifetime only by him.

          (f) Termination of Options.  Each option shall terminate and may no
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longer be exercised if the optionee ceases for any reason to be an employee of the Company, or its parent or a subsidiary, in accordance with the following provisions:

          (i) if the optionee's employment shall have been terminated by designation or other voluntary action, or if such employment shall have been terminated involuntarily for cause, the option shall terminate and may no longer be exercised;

         (ii) if the optionee's employment shall have been terminated for any reason other than cause, resignation or other voluntary action before he is eligible to retire, disability or death, he may at any

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              time within a period of three (3) months after such
              termination of employment exercise his option to the extent that the option was exercisable by him on the date of termination of his employment;

        (iii) if the optionee's employment shall have been terminated because of disability within the meaning of Section 105(d)(4) of the Code, he may at any time within a period of one (1) year after such termination of employment exercise his option to the extent that the option was exercisable by him on the date of termination of his employment; and

         (iv) if the optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred pursuant to paragraph 7(e) hereof may at any time within a period of one (1) year after the optionee's death exercise the option to the extent the optionee might have exercised it at the time of his death;

provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

          (g) Rights as Shareholder.  The optionee shall have no rights as a
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shareholder with respect to any Shares covered by his option until the date of issuance of a stock certificate to him for such Shares.

     9.   Stock Dividends; Stock Splits; Stock Combination; Recapitalizations.
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Appropriate adjustment shall be made by the Board of Directors of the Company
(or a committee to which it has delegated such authority) in the maximum number of Shares subject to the Plan and in the number, kind, and option price of Shares covered by the outstanding options granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

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     10.  Merger; Sale of Assets; Dissolution.  In the event of a change of the
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Shares resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be optioned and sold under the Plan, and the number and kind of shares then subject to options granted hereunder and the option price per share thereof shall be appropriately adjusted in such manner as the Board of Directors of the Company (or a committee to which it has delegated such authority) may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board of Directors of the Company, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.

     11.  Definitions.
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          (a) The term "employee" shall have, for purposes of this Plan, the meaning ascribed to it under Section 3401(c) of the Code and the regulations promulgated thereunder; the term "key employees" refers to those executive, technical, administrative or managerial employees who are determined by the Board of Directors of the Company (or a committee to which it has delegated such authority) to be eligible for options under this Plan.

          (b) The term "optionee" means a key employee to whom an option is granted under this Plan.

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          (c) The term "parent" shall have, for purposes of this plan, the meaning ascribed to it under Section 424(e) of the Code and the regulations promulgated thereunder.

          (d) The term "subsidiary" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(f) of the Code and the regulations promulgated thereunder.

     12.  Termination or Amendment of Plan. The Board of Directors may at any
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 time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the shareholders of the Company, provided:

          (a) that no such termination or amendment shall adversely affect or impair any then outstanding option without the consent of the optionee holding such option; and

          (b) that no such amendment which increases the maximum number of Shares subject to this Plan shall be effective unless it is approved by the shareholders of the Company within twelve (12) months before or after the adoption of said amendment.

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